AIG RETIREMENT COMPANY I
Supplement to Prospectus dated October 1, 2008
Core Equity Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — BlackRock Investment Management, LLC,” the disclosure with respect to Robert Martorelli is deleted in its entirety.
Global Equity Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — Putnam Investment Management, LLC,” the disclosure with respect to Bradford S. Greenleaf is deleted in its entirety.
Small Cap Special Values Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — Putnam Investment Management, LLC (Putnam),” the disclosure with respect to Michael C. Petro is deleted and replaced in its entirety with the following:
“The other team member is Eric N. Harthun, CFA, CPA, Managing Director and Portfolio Manager of Putnam. Mr. Harthun, who joined Putnam in 2000, is a CFA charterholder, a Certified Public Accountant and has 13 years of investment experience.”
Edward T. Shadek Jr. will continue as the lead portfolio manager of the Fund and Eric Harthun will serve as co-portfolio manager with respect to the Fund.
Date: February 6, 2009